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                                                                 EXHIBIT (10)(w)

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

      This Second Amendment to Employment Agreement dated as of May 12, 2000 (this "Second Amendment") is entered into by and between Anne Nelson Zahner (the "Executive") and First Union Real Estate Equity and Mortgage Investments (the "Company").

                                    RECITALS

      1. The Executive and the Company executed an Employment Agreement dated November 2, 1998 (the "Original Agreement");

      2. The Executive and the Company executed an amendment to the Original Agreement dated as of November 30, 1999 (the "First Amendment");

      3. The parties hereto have determined to enter into this Second Amendment for purposes of amending the First Amendment and the Original Agreement.

      NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for other consideration the adequacy of which is hereby acknowledged, the parties hereby agree as follows:

      A. Any and all rights and obligations of all parties to the First Amendment pursuant Section C. of the First Amendment and all provisions of such Section C. are hereby waived and such Section
               C. is hereinafter null and void.

      B. The Company shall pay the Executive a cash payment, subject to all applicable withholding taxes, of $110,000 within five business days from the date hereof. The Executive shall be responsible for the payment of, and be liable for, all taxes imposed on her by reason of such payment.

      C. The Original Agreement, as amended by the First Amendment and this Second Amendment, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.



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      D.       This Second Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. In addition, Imperial Parking Corporation shall be a third party beneficiary of this Second Amendment and shall be entitled to enforce this Second Amendment.

      IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date first above written.

                                         FIRST UNION REAL ESTATE EQUITY
                                           and MORTGAGE INVESTMENTS



                                         By: /s/ William A. Ackman,
                                             ----------------------------------
                                                  William A. Ackman, Chairman
EXECUTIVE:


/s/ Anne Nelson Zahner
--------------------------
Anne Nelson Zahner





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